EXHIBIT 10.38

FIRST AMENDMENT TO LOAN AGREEMENT

          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of March 31, 2003 by and among CARROLS CORPORATION, a Delaware corporation  (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), BANK OF AMERICA, N.A., as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent, and JPMORGAN CHASE BANK, acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS

          A.          The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of December 19, 2000.  Said Loan Agreement, as amended, supplemented and restated, is herein called the “Loan Agreement.”  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

          B.           The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

          SECTION 1.  Amendment to Loan Agreement.

           (a)           The reference to “$10,000,000” set forth in subsection (a) of Section 3.2 of the Loan Agreement [Letters of Credit] is hereby amended to read “$20,000,000”.

          SECTION 2.  Ratification.  Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

          SECTION 3.  Expenses.  The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

          SECTION 4.  Certifications.  The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

          SECTION 5.  Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

          THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

          IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CARROLS CORPORATION, a Delaware corporation

By:	/S/ JOSEPH ZIRKMAN

Name:	Joseph Zirkman
Title:	Vice President

JPMORGAN CHASE BANK, as Agent and as a Lender

By:	/S/ WILLIAM P. WALLACE

Name:	William P. Wallace
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/S/ BOBBY RYAN OLIVER, JR.

Name:	Bobby Ryan Oliver, Jr.
Title:	Vice President

SUNTRUST BANK, as Documentation Agent and as a Lender

By:	/S/ CHARLES J. JOHNSON

Name:	Charles J. Johnson
Title:	Managing Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent and as a Lender

By:	/S/ TIMOTHY P. MCDEVITT

Name:	Timothy P. McDevitt
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/S/ LAURIE A. KIETA

Name:	Laurie A. Kieta
Title:	Vice President

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

BSB BANK & TRUST COMPANY

By:	/S/ C. PATRICK O’NEIL

Name:	C. Patrick O’Neil
Title:	Vice President

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

By:	/S/ KATHLEEN A. ZARN

Name:	Kathleen A. Zarn
Title:	Senior Vice President

SRF 2000 LLC

By:	/S/ ANN E. MORRIS

Name:	Ann E. Morris
Title:	Asst. Vice President

STEIN ROE & FARNHAM CLO I LTD.

By:	Stein Roe & Farnham Incorporated, as Portfolio Manager

	By:	/S/ KATHLEEN A. ZARN

	Name:	Kathleen A. Zarn
	Title:	Senior Vice President

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:	Indosuez Capital Luxembourg, as Collateral Manager

	By:	/S/ CHARLES KOBAYASHI

	Name:	Charles Kobayashi
	Title:	Principal & Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By:	Indosuez Capital, as Collateral Manager

	By:	/S/ JACK C. HENRY

	Name:	Jack C. Henry
	Title:	Principal & Portfolio Manager

RIVIERA FUNDING LLC

By:	/S/ ANN E. MORRIS

Name:	Ann E. Morris
Title:	Asst. Vice President

[INTENTIONALLY LEFT BLANK]

          The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

CARROLS HOLDINGS CORPORATION, a Delaware corporation, CARROLS REALTY HOLDINGS CORP., a Delaware corporation, and CARROLS REALTY I CORP., a Delaware corporation, POLLO FRANCHISE, INC., a Florida corporation, and POLLO OPERATIONS, INC., a Florida corporation, TACO CABANA, INC., a Delaware corporation, T.C. MANAGEMENT, INC., a Delaware corporation, and TACO CABANA MANAGEMENT, INC., a Texas corporation

By:	/S/ JOE A. ZIRKMAN

Joe A. Zirkman, Vice President

TP ACQUISITION CORP., a Texas corporation

By:	/S/ JOE A. ZIRKMAN

Joe A. Zirkman, President

GET REAL, INC., a Delaware corporation

By:	/S/ CARLOS LEIVA

Name:	Carlos Leiva
Title:	Treasurer

TEXAS TACO CABANA, L.P.,

By:	Taco Cabana Management, Inc., a Texas corporation, General Partner

	By:	/S/ JOE A. ZIRKMAN

Joe A. Zirkman, Vice President

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